UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

February 28, 2012

THERMO FISHER SCIENTIFIC INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Wyman Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On February 28, 2012, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Thermo Fisher Scientific Inc. (the “Company”) took the following actions relating to executive compensation:

Annual Cash Incentive Plans - Approval of Payout of Cash Bonuses for 2011. The Compensation Committee approved the payout of cash bonuses for 2011 to the Company’s executive officers under the Company’s 2008 Annual Incentive Award Plan (the “162(m) Plan”), which was approved by the stockholders of the Company at its 2008 Annual Meeting of Stockholders. The Compensation Committee exercised its discretion to lower the amount of the cash bonuses payable under the 162(m) Plan based on its determinations as to the level of achievement of the applicable supplemental performance metrics and goals for 2011 under the Company’s annual cash incentive program, which operates in connection with the 162(m) Plan. The amount of cash bonuses approved by the Compensation Committee to be paid to the Company’s “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) is set forth below.

Annual Cash Incentive Plans - Establishment of Criteria for 2012 Bonus. The Compensation Committee established the performance goal under the 2008 Annual Incentive Award Plan for 2012 as earnings before interest, taxes and amortization, excluding the impact of restructurings, cost of revenues charges associated with acquisitions or restructurings, selling, general and administrative charges associated with acquisition transaction costs, gains/losses from the sale of a business or real estate, material asset impairment charges and other unusual or nonrecurring items (“Adjusted Operating Income”); and determined the percentage of Adjusted Operating Income that each of the Company’s executive officers is entitled to receive as a cash bonus for 2012 under the Plan, subject to the Compensation Committee’s right to lower, but not raise, the actual cash bonus to be paid to such executive officer for the year. The Compensation Committee’s determination as to whether to lower the actual cash bonus to be paid to executive officers is generally based on the results of its determinations under the Company’s annual cash incentive program for that year (which is described in the next paragraph).

The Compensation Committee also established a target cash bonus amount for each of the Company’s executive officers as well as supplemental performance metrics and goals for the Company under the Company’s annual cash incentive program for 2012. The target amount for each of the Company’s executive officers, which is a percentage of base salary (ranging from 45% to 140%), was determined by the Compensation Committee based on the salary level and position of such officer within the Company. The supplemental performance metrics and goals are based on (a) (70%) financial measures for the Company, comprised of growth in (i) revenue (adjusted for the impact of acquisitions and divestitures and for foreign currency changes) (40%) and (ii) earnings (adjusted for restructuring charges and certain other items of income or expense) before interest, taxes and amortization as a percentage of revenue (30%) and (b) (30%) non-financial measures of the Company’s executive officers’ contributions to the achievement of certain business objectives of the Company. For each of the financial measures, the Company’s actual performance will be measured relative to the Company’s internal operating plan for 2012. After giving effect to the weighting of the supplemental performance metrics and individual performance, a range of performance for the financial and non-financial measures, corresponding to a multiplier of 0 to 2, will be applied to the target cash bonus amounts for the Company’s officers, including its executive officers.

Base Salary - Approval of Increases. Effective April 2, 2012, the Compensation Committee increased the annual base salary of the Company’s executive officers. The annual base salary approved by the Compensation Committee for each of the Company’s executive officers who are named executive officers is set forth in the table below.

Target Bonus for 2012. The Company’s executive officers have annual target cash bonus amounts, expressed as a percentage of their annual base salaries. The percentages for the executive officers were set by the Compensation Committee. The target bonus percentages approved by the Compensation Committee for the Company’s executive officers who are named executive officers are set forth in the table below.

Name	2011 Cash Bonus	2012 Salary (Effective April 2, 2012)	2012 Target Bonus (% of Base Salary)

Marc N. Casper	$1,300,000	$1,040,000	140%
President and Chief Executive Officer
Peter M. Wilver	$531,250	$634,500	85%
Senior Vice President, Chief Financial Officer
Alan J. Malus	$400,000	$685,000	95%
Executive Vice President
Edward A. Pesicka	$488,750	$600,000	85%
Senior Vice President

As previously reported, Greg Herrema ceased to be an executive officer of the Company effective January 1, 2012. For 2011, Mr. Herrema was awarded a cash bonus of $341,025.

Restricted Stock Units. The Compensation Committee granted performance-based restricted stock units to Messrs. Casper, Wilver, Malus and Pesicka, under the Company’s 2008 Stock Incentive Plan. The performance-based restricted stock unit grant to Mr. Casper is evidenced by the Performance Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc Casper, dated March 2, 2012, which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the performance-based restricted stock units to Messrs. Wilver, Malus and Pesicka are evidenced by the Company’s form of Performance Restricted Stock Unit Agreement (for Band VII officers other than Marc Casper), which is filed with this Current Report on Form 8-K as Exhibit 10.2. In connection with the award of performance-based restricted stock units, the Compensation Committee adopted as performance goals the measures organic revenue and adjusted earnings per share for 2012. For each of the performance goals, the Company’s actual performance will be measured relative to the Company’s internal operating plan for 2012. The vesting of the performance-based restricted stock units is as follows: 1/3 on the date the Compensation Committee certifies that the performance goals related to the Company’s organic revenue and adjusted earnings per share have been achieved (the “Performance Certification Date”), 1/3 on the one-year anniversary of the Performance Certification Date, and 1/3 on the two-year anniversary of the Performance Certification Date (subject to certain exceptions).

The Compensation Committee also granted time-based restricted stock units to Messrs. Casper, Wilver, Malus and Pesicka, under the Company’s 2008 Stock Incentive Plan. The time-based restricted stock unit grant to Mr. Casper is evidenced by the Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc Casper, dated March 2, 2012, which is filed with this Current Report on Form 8-K as Exhibit 10.3, and the time-based restricted stock unit grants to Messrs. Wilver, Malus and Pesicka are evidenced by the Company’s form of Restricted Stock Unit Agreement (for Band VII officers other than Marc Casper), which is filed with this Current Report on Form 8-K as Exhibit 10.4. These restricted stock units vest in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of a restricted stock unit grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions).

The restricted stock unit grants approved by the Compensation Committee for the Company’s executive officers who are named executive officers are set forth in the table below.

Name	Securities Underlying March 2, 2012 Performance-Based Restricted Stock Unit Grant			Securities Underlying March 2, 2012 Time-Based Restricted Stock Unit Grant
	Minimum	Target	Maximum

Marc N. Casper	0	36,500	54,750	145,900
President and Chief Executive Officer
Peter M. Wilver	0	8,000	12,000	32,150
Senior Vice President, Chief Financial Officer
Alan J. Malus	0	10,900	16,350	43,800
Executive Vice President
Edward A. Pesicka	0	10,000	15,000	40,150
Senior Vice President

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Performance Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc Casper, dated March 2, 2012

10.2	Form of Thermo Fisher Scientific Inc.’s March 2012 Performance Restricted Stock Unit Agreement for Band VII Officers (other than Marc Casper)

10.3	Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc Casper, dated March 2, 2012

10.4	Form of Thermo Fisher Scientific Inc.’s March 2012 Restricted Stock Unit Agreement for Band VII Officers (other than Marc Casper)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 2nd day of March, 2012.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Performance Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc Casper, dated March 2, 2012

10.2	Form of Thermo Fisher Scientific Inc.’s March 2012 Performance Restricted Stock Unit Agreement for Band VII Officers (other than Marc Casper)

10.3	Restricted Stock Unit Agreement between Thermo Fisher Scientific Inc. and Marc Casper, dated March 2, 2012

10.4	Form of Thermo Fisher Scientific Inc.’s March 2012 Restricted Stock Unit Agreement for Band VII Officers (other than Marc Casper)